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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                February 26, 1999
                Date of Report (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                     1-2572                     73-1520922
(State or other jurisdiction       (Commission                 (IRS Employer
       of incorporation)           File Number)              Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Items 1 - 4. Not Applicable.

Item 5.      Other Events.

             ONEOK, Inc. and Koch Midstream Enterprises jointly announced February 25, 1999, a letter of intent for ONEOK to acquire all the Oklahoma midstream natural gas gathering and processing assets of Koch Midstream Enterprises.

             On February 25, 1999, the Company issued a press release, a copy of which is attached hereto as exhibit 99.a and incorporated herein by reference.

Item 6.      Not Applicable

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
No.          Description

99.a         Press release issued by ONEOK, Inc. dated February 25, 1999.

Items 8-9.   Not Applicable









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 26th of February, 1999.


                                                 ONEOK, Inc.

                                            By:  Jerry D. Neal
                                                 -------------------------------
                                                 Vice President, Chief Financial
                                                 Officer, and Treasurer



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                               INDEX TO EXHIBITS


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


Exhibit
No.          Description
-------      -----------
99.a         Press release issued by ONEOK, Inc. dated February 25, 1999.
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